KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2014 to the Prospectus dated May 1, 2014 for the

Century II Variable Universal Life Insurance Contract

MARYLAND

For Contracts sold in the state of Maryland, we change the Prospectus as follows:

♦	Add the following wording after the “Guaranteed Payment Period and Guaranteed Monthly Premium” section of the Prospectus on page 43:

No-Lapse Monthly Premium and No-Lapse Payment Period — In addition to the Guaranteed Payment Period described above, there is a fifteen year No-Lapse Payment Period. A No-Lapse Payment Period is the period during which we guarantee that the Contract will not lapse if the amount of total Premiums you pay is greater than or equal to the sum of:

(1)	the accumulated No-Lapse Monthly Premiums in effect on each prior Monthly Anniversary Date; and

(2)	an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract.

The No-Lapse Payment Period is fifteen years following the Contract Date and fifteen years following the effective date of an increase in the Specified Amount. The Contract shows the No-Lapse Monthly Premium. The per $1,000 No-Lapse Monthly Premium factors for the Specified Amount vary by risk class, issue Age and sex.  We include additional Premiums for substandard ratings and supplemental and/or rider benefits in the No-Lapse Monthly Premium. However, upon a change to the Contract, we will recalculate the No-Lapse Monthly Premium, will notify you of the new No-Lapse Monthly Premium and amend your Contract to reflect the change.

♦	Add the following paragraph to the “Premium Payments Upon Increase in Specified Amount” section on page 44 of the Prospectus:

A new No-Lapse Payment Period begins on the effective date of an increase in Specified Amount. You will be notified of the new No-Lapse Monthly Premium for this period.

♦	Delete the “After the Guaranteed Payment Period” section on page 44 of the Prospectus and replace it with the following:

After the Guaranteed Payment Period but During the No-Lapse Payment Period — A Grace Period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Date are less than required to guarantee the Contract will not lapse during the No-Lapse Payment Period.

After the No-Lapse Period A Grace Period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. You must pay a Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions during the Grace Period to keep the Contract in force.

♦	Add the following paragraph to the “Changes in Specified Amount” section on page 47 of the Prospectus:

In addition, a new No-Lapse Payment Period begins on the effective date of the increase and will continue for fifteen years. We will recalculate the Contract’s No-Lapse Monthly Premium to reflect the increase. If a No-Lapse Payment Period is in effect, the Contract’s No-Lapse Monthly Premium will also generally be increased. See “No-Lapse Monthly Premium and No-Lapse Payment Period” above.

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